UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT of 1934

Date of Report (Date of Earliest Event Reported):  April 21, 2011

HANCOCK HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Mississippi	0-13089	64-0693170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Hancock Plaza, 2510 14th Street

Gulfport, Mississippi  39501

(Address of principal executive offices)

(228) 868-4000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

Supplement to Definitive Joint Proxy Statement/Prospectus

In connection with an agreement in principle with respect to the settlement of certain outstanding shareholder litigation described in the joint proxy statement/prospectus dated April 1, 2011 (the “Proxy Statement”), Hancock Holding Company (“Hancock”) and Whitney Holding Corporation (“Whitney”) have agreed to make the following supplemental disclosures to the Proxy Statement.  This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety.

The following disclosure supplements the discussion on page 35 of the Proxy Statement regarding the employment matter with Company A.

Whitney’s board of directors determined that cooperation from Company A with respect to the investigation of the employee matter was a precondition to entering into discussions with respect to a potential business combination due to the importance to Whitney of safekeeping its confidential information, as well as the risk that the employee matter would continue to serve as a distraction and potential impediment to being able to successfully negotiate and enter into a business combination.

The following disclosure supplements the discussion on page pages 35 and 52 of the Proxy Statement regarding the engagement of J.P. Morgan.

Whitney selected J.P. Morgan to advise it with respect to the merger on the basis of its experience and familiarity with Whitney, and Whitney did not seek to retain any other financial advisors.

The following disclosure supplements the discussion on page 37 of the Proxy Statement regarding the special advisory committee meeting on December 1, 2010.

The potential alternatives discussed by Whitney’s special advisory committee at that meeting included remaining independent and focusing on its business plan or contacting other parties to ascertain their interest in a potential business combination.

The following disclosure supplements the discussion on page 37 of the Proxy Statement regarding the special meeting of Whitney’s board of directors on December 1, 2010.

The two management directors (Hope and Turner) voted against moving forward and another director abstained.

Although Whitney determined to not undertake a wider process for soliciting potential merger partners in view of the relative benefits of a wider process versus the heightened risk of premature disclosure that could result from broadening the process (and the adverse impact that such disclosure could have on the company and its ability to undertake a transaction, including the risk of Company A determining to cease discussions), Whitney’s board retained the ability to alter its approach if it so determined, as exhibited in its determination to engage in the discussions with Hancock.  Ultimately, the Whitney board determined that the process followed resulted in a strong outcome in the best interests of the Whitney shareholders.

The following disclosure supplements the discussion on page 39 of the Proxy Statement regarding the special meeting of Whitney’s board of directors on December 19, 2010.

The two management directors (Hope and Turner) abstained from the vote to pursue other strategic alternatives.

As of December 19, 2010, J.P. Morgan had not identified any factors that would have precluded it from issuing a fairness opinion as to either transaction that would reflect the terms of the offer from Company A or a transaction that would reflect the terms of the offer from Hancock, but J.P. Morgan at that time had not yet completed all the analyses necessary to support the rendering of a fairness opinion as to either potential transaction, nor had J.P. Morgan received approval for any such opinion from its internal fairness opinion committee.

The following disclosure supplements the discussion on pages 40 and 41 of the Proxy Statement regarding the measures used to compare Hancock and Company A.

J.P.Morgan’s analyses compared Hancock and Company A in the following measures:  NPAs/Loans + OREO, Reserves/NPLs, NCOs/Avg. Loans, Texas Ratio, GAAP TCE/TA, Tier I Common, Tier I Ratio, ROAA Normalized Estimate, ROATCE Normalized at 8%, TCE/TA, Long-Term Growth, Dividend Yield, P/2011 EPS, P/2012 EPS, P/Normalized EPS, P/TBV, Core Deposit Premium, Tier I Leverage, and Net Interest Margin.

The following disclosure replaces the discussion on page 40 regarding the revised proposal made by Company A in the late afternoon of December 20, 2010.

In the late afternoon of December 20, 2010, Company A submitted a revised proposal with a higher indicative value of $15.49 based on an increase in closing price, but Company A made certain structural changes that withdrew previous commitments agreed upon by the parties.  These withdrawn commitments included items that the Whitney Board believed would be important to a successful business combination and included the use of the Whitney name by the surviving bank and its commitment to the number of Company A board seats reserved for Whitney directors.  Company A also stated that this offer, if not accepted, was to expire at 9:00 p.m. Central Standard Time that day.  The board discussed its concerns with these material changes to Company A's proposal and with Company A's negotiating tactics, which highlighted additional integration and cultural fit issues with Company A that could potentially jeopardize a successful combination.

The following disclosure supplements the discussion on pages 41 and 42 of the Proxy Statement regarding the Whitney board’s deliberations regarding the Hancock proposal and the proposal made by Company A and the reasons for the merger with Hancock.

As discussed on pages 41 and 42 of the Proxy Statement, as part of its deliberations about the relative stock values of the proposals from Company A and Hancock and the strategic strengths and weaknesses of a potential combination with each financial institution, Whitney’s board considered, among other things, various cultural and social issues, including the characteristics and stability of the management teams and the likelihood for a successful long term integration of the businesses and people.  Included among the factors favoring the Hancock proposal was the higher likelihood for a successful long term integration of the Hancock and Whitney businesses and key employees, which Whitney believed would help contribute to the ultimate strength and potential of the combined company.

The following disclosure supplements the discussion on page 48 of the Proxy Statement concerning the “Whitney Selected Company Analysis” financial analyses performed by J.P. Morgan.

Although none of the core or other selected companies is directly comparable to Whitney, the companies included are publicly traded companies with operations and/or other criteria, such as regional footprint, operating performance, credit quality, business focus and profitability, which for purposes of this analysis J.P. Morgan considered similar to Whitney.  J.P. Morgan determined in its professional judgment that the core companies are more directly comparable to Whitney.

•         The “Price to 2012 EPS” ranged from 12.6x to 15.8x for the core selected companies.

•         The “Price to Normalized EPS” ranged from 8.6x to 13.2x for the core selected companies.  J.P. Morgan utilized public research analysts’ estimates to obtain normalized EPS estimates for Whitney.  These analyst estimates generally projected Whitney to achieve normalized earnings levels in 2012 or thereafter.

•         The “Price to tangible book value per share” ranged from 0.9x to 1.7x for the core selected companies.

•         The analysis utilized a long-term growth percentage for Whitney of 10%, while the median for selected companies was 9.0%, the mean for selected companies was 8.6% and the long-term growth  percentage ranged from 6.0% to 10.0% for the core selected companies.

The following disclosure supplements the discussion on page 48 of the Proxy Statement concerning the “Whitney Selected Company Analysis” and the observations that resulted from the comparison of the data related to the Selected Companies.

		Selected Companies		Core Selected Companies
	Whitney	Median	Mean	Min	Max
% of 52-week high	71.1%	91.6%	84.3%	58.9%	81.0%
Price to 2012 earnings per share (“EPS”)	22.9x	14.0x	14.2x	12.6x	15.8x
Price to Normalized EPS	12.1x	11.6x	11.6x	8.6x	13.2x
Price to tangible book value	1.2x	1.6x	1.6x	.9x	1.7x
Long-term growth	10.0%	9.0%	8.6%	6.0%	10.0%

The following disclosure supplements the discussion on page 48 of the Proxy Statement concerning the “Whitney Stand Alone Dividend Discount Analysis” financial analyses performed by J.P. Morgan to clarify the bases for the assumption of a discount rate of 12-14%.

The selected cost of equity range for Whitney reflects a low end value 1.00% below and a high end value 1.00% above the calculated median, with that median rounded down to the nearest 50 basis points increment.  The last bullet point under the “Whitney Stand Alone Dividend Discount Analysis” in the Proxy Statement is supplemented as follows:

•         discount rates from 12.0% to 14.0% (which range reflects a low end value 1.00% below and a high end value 1.00% above the calculated median rounded down to the nearest 50 basis points increment)  to calculate the present value of the dividend stream and terminal value.

The following disclosure supplements the discussion on pages 48 and 49 of the Proxy Statement concerning the “Whitney Stand Alone Dividend Discount Analysis” financial analyses performed by J.P. Morgan.

The asset growth assumptions for 2010 through 2015 utilized by J.P. Morgan were based on the following Whitney management’s estimates:  2010:  -1.6%, 2011:  0.9%, 2012:  6.5%, 2013:  6.5%, 2014:  6.3% and 2015:  4.1%.

The following disclosure supplements the discussion on pages 49 and 50 of the Proxy Statement concerning the “Hancock Selected Companies Analysis” financial analyses performed by J.P. Morgan.

Although none of the core or other selected companies is directly comparable to Hancock, the companies included are publicly traded companies with operations and/or other criteria, such as regional footprint, operating performance, credit quality, business focus and profitability, which for purposes of this analysis J.P. Morgan considered similar to Hancock.  J.P. Morgan determined in its professional judgment that the core companies are more directly comparable to Hancock.

•         The “Price to 2012 EPS” ranged from 12.6x to 17.0x for the core selected companies.

•         The “Price to Normalized EPS” ranged from 9.6x to 13.5x for the core selected companies.  J.P. Morgan utilized public research analysts’ estimates to obtain normalized EPS estimates for Hancock. These  analyst estimates generally projected Hancock to achieve normalized earnings levels in 2012 or thereafter.

•         The “Price to tangible book value” ranged from 1.5x to 2.0x for the core selected companies.

•         The analysis utilized a long-term growth percentage for Hancock of 10.0%, while the median for selected companies was 8.0%, the mean for selected companies was 8.1% and the long-term growth  percentage ranged from 5.0% to 11.5% for the core selected companies.

The following disclosure supplements the discussion on pages 49 and 50 of the Proxy Statement concerning the “Hancock Selected Company Analysis” and the observations that resulted from the comparison of the data related to the Selected Companies.

		Selected Companies		Core Selected Companies
	Hancock	Median	Mean	Min	Max
% of 52-week high	80.8%	91.6%	83.2%	80.4%	93.5%
Price to 2012 earnings per share (“EPS”)	15.8x	14.0x	15.0x	12.6x	17.0x
Price to Normalized EPS	13.2x	11.9x	11.7x	9.6x	13.5x
Price to tangible book value	1.7x	1.6x	1.7x	1.5x	2.0x
Long-term growth	10.0%	8.0%	8.1%	5.0%	11.5%

The following disclosure supplements the discussion on page 50 of the Proxy Statement concerning the “Hancock Stand Alone Dividend Discount Analysis” financial analyses performed by J.P. Morgan to clarify the bases for the assumption of a discount rate of 9.5% to 11.5%.

The selected cost of equity range for Hancock reflects a low end value 1.00% below and a high end value 1.00% above the calculated median, with that median rounded up to the nearest 50 basis points increment.  The last bullet point under “Hancock Stand Alone Dividend Discount Analysis” in the Proxy Statement is supplemented as follows:

•         discount rates from 9.5% to 11.5% (which range reflects a low end value 1.00% below and a high end value 1.00% above the calculated median rounded up to the nearest 50 basis points increment) to  calculate the present value of the dividend stream and terminal value.

The following disclosure supplements the discussion on pages 50 and 51 of the Proxy Statement concerning the “Hancock Stand Alone Dividend Discount Analysis” financial analyses performed by J.P. Morgan.

The range of terminal multiples listed in the first row of the table on page 51 should read 10.0x, 11.0x and 12.0x from left to right.

The following disclosure supplements the discussion on pages 68 and 69 of the Proxy Statement regarding the number and value of outstanding stock options and stock units held by each of Whitney’s executive officers and non-employee directors.

As of February 24, 2011, Whitney’s executive officers held the following outstanding restricted stock units, which are comprised of performance-based units and time-vesting units as set forth below.

	Performance-Based Units	Time-Vesting Units	Total Restricted Stock Units
John C. Hope, III	28,000	67,276	95,276
John M. Turner, Jr.	10,500	37,500	48,000
Robert C. Baird, Jr.	7,700	23,000	30,700
Thomas L. Callicutt, Jr.	7,700	25,500	33,200
Joseph S. Exnicios	6,300	28,500	34,800
Elizabeth L. Cowell	-	15,500	15,500
Francisco DeArmas	4,235	15,500	19,735
C. Mark Duthu	-	15,500	15,500
David P. Frady	-	11,320	11,320
Joseph S. Schwertz, Jr.	2,618	13,000	15,618
Suzanne C. Thomas	1,925	12,000	13,925

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ADDITIONAL INFORMATION ABOUT THE HANCOCK HOLDING COMPANY/WHITNEY HOLDING CORPORATION TRANSACTION

Hancock Holding Company (“Hancock”) and Whitney Holding Corporation (“Whitney”) have filed a joint proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the “SEC”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors can obtain these documents free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by Hancock will be available free of charge from Paul D. Guichet, Investor Relations at (228) 563-6559. Documents filed with the SEC by Whitney will be available free of charge from Whitney by contacting Trisha Voltz Carlson at (504) 299-5208.

The directors, executive officers, and certain other members of management and employees of Whitney are participants in the solicitation of proxies in favor of the merger from the shareholders of Whitney. Information about the directors and executive officers of Whitney is included in Whitney’s Form 10-K for the year ended December 31, 2010, as amended by a Form 10-K/A which was filed with the SEC on April 18, 2011. Additional information regarding the interests of such participants is included in the joint proxy statement/prospectus dated April 1, 2011 and in the other relevant documents filed with the SEC.  The directors, executive officers, and certain other members of management and employees of Hancock are participants in the solicitation of proxies in favor of the merger from the shareholders of Hancock. Information about the directors and executive officers of Hancock is included in the proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on February 28, 2011. Additional information regarding the interests of such participants is included in the joint proxy statement/prospectus dated April 1, 2011 and in the other relevant documents filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK HOLDING COMPANY

(Registrant)

Date: April 21, 2011

/s/ Paul D. Guichet___________________

Name: Paul D. Guichet

Vice President

Investor Relations